PROSPECTUS SUPPLEMENT

                                  APRIL 1, 2000

THE FOLLOWING INFORMATION SUPPLEMENTS THE PROSPECTUS FOR THE CORNERCAP GROUP OF FUNDS (THE "FUND") DATED JULY 30, 1999. THE CURRENT PROSPECTUS, TOGETHER WITH THIS PROSPECTUS SUPPLEMENT, CONSTITUTES THE FUND'S CURRENT PROSPECTUS. TO REQUEST A COPY OF THE PROSPECTUS, PLEASE CALL (404) 870-0700.

         Effective April 1, 2000, the name of the CornerCap Growth Fund portfolio is changed to the CornerCap Small Cap Value Fund. Accordingly, all references to the CornerCap Growth Fund in the Fund's Prospectus are hereby changed to refer to the CornerCap Small Cap Value Fund.

         Effective April 1, 2000, Mr. Richard Bean, Vice President of the Fund and a portfolio manager/investment analyst with the Fund's investment adviser, CornerCap Investment Counsel, Inc. (the "Advisor"), has assumed a new role with the Fund as co-manager of the CornerCap Small Cap Value Fund. Mr. Bean has been with the Fund and the Advisor since 1996, and his duties have included portfolio management and investment research focused on small capitalization companies (generally, companies with market capitalizations under $1 billion). Mr. Bean will serve as co-portfolio manager of the Fund with Mr. Thomas Quinn, who has managed the Fund since its inception.

         Accordingly, the description under "Portfolio Management" on page 10 of the Fund's Prospectus is hereby modified by adding the foregoing paragraph.